SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K




                            Current Report Pursuant
                        to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):      November 12, 1996

                         The NEIMAN MARCUS GROUP, INC.
             (Exact of name of registrant as specified in charter)

                                   Delaware
              (State or other jurisdiction of its incorporation)


                1-9659                                      95-4119509
  (Commission File Number)               (I.R.S. Employer Identification No.)


27 Boylston Street, Chestnut Hill, MA                         02167
(Address of principal executive offices)                   (Zip Code)


                                (617) 232-0760
             (Registrant's Telephone Number, Including Area Code)




Item 5.  Other Events.

        On November 12, 1996, subject to the terms of an Exchange and Repurchase Agreement between Harcourt General, Inc. ("Harcourt General"), the Company's majority shareholder, and The Neiman Marcus Group, Inc. (the "Registrant") incorporated herein by reference, the Registrant acquired from Harcourt General (the "Repurchase") all of the Registrant s issued and outstanding preferred stock, consisting of 500,000 shares of 9 1/4% Cumulative Redeemable Preferred Stock (the "9 1/4% Preferred Stock") and 1,000,000 shares of 6% Cumulative Convertible Preferred Stock (the "6% Preferred Stock" and, together with the 9 1/4% Preferred Stock, the "Preferred Stock") in exchange for 3,857,142 shares of the Registrant's Common Stock issued to Harcourt General (the "Stock Payment") and approximately $287 million (including accrued and unpaid dividends) in cash (the "Cash Payment").

      To partially fund the Cash Payment, the Registrant sold 8,000,000 shares of its Common Stock in an underwritten public offering (the "Offering") pursuant to a Registration Statement on Form S-3 (No. 333-11721) filed with the Securities and Exchange Commission, from which it received (after underwriting discounts, commissions and estimated expenses of the Offering) approximately $267.3 million. The Registrant funded the balance of the Cash Payment through bank borrowings.


Item 7.  Financial Statements and Exhibits.

            (a)   Financial Statements of Business Acquired.

                  Not Applicable

            (b)   Pro Forma Financial Information.

                  See pages F-1 through F-5.

      (c)         Exhibits.

      2.1 Exchange and Repurchase Agreement, incorporated herein by reference to Exhibit 10.1 to Registration Statement on Form S-3 of The Neiman Marcus Group, Inc. dated October 10, 1996 (Registration No. 333-11721).

                                        INDEX




   Item 7(b) Pro Forma Financial Information                        Page Number

   Introduction to Pro Forma Financial Information                       F-2

   Consolidated Balance Sheets as of August 3, 1996                      F-3

   Consolidated Statements of Operations for the
    year ended August 3, 1996                                            F-4

   Notes to Pro Forma Financial Information                              F-5

                Introduction to Pro Forma Financial Information
                         The Neiman Marcus Group, Inc.


The historical consolidated financial statements presented below have been derived from the audited Consolidated Financial Statements for the year ended August 3, 1996, and are qualified by reference to, and should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Consolidated Financial Statements and Notes thereto previously filed on Form 10-K. The pro forma consolidated balance sheet and pro forma consolidated statement of operations presented below give effect to the Repurchase as if it had occurred as of August 3, 1996 and July 30, 1995, respectively. The pro forma information does not purport to represent what the Company's results of operations would have been if the Repurchase had occurred as of the date indicated or what such results will be for any future periods. The pro forma information should be read in conjunction with the Consolidated Financial Statements and Notes thereto previously filed on Form 10-K.

In connection with the Repurchase, the Company will incur a non-recurring charge to earnings available to common shareholders of $22.4 million. The accompanying pro forma consolidated statement of operations does not reflect this charge.



















                                     Consolidated Balance Sheets
                                     The Neiman Marcus Group, Inc.
                                            (In thousands)

                                                          August 3, 1996
                                              Historical     Adjustments    Pro Forma
Assets
Current assets
           Cash and equivalents                    $   12,659   $                $   12,659
           Accounts receivable, net                   165,442                       165,442
           Merchandise inventories                    443,948                       443,948
           Deferred income taxes                       21,666                        21,666
           Other current assets                        45,368                        45,368
              Total current assets                    689,083                       689,083

Property and equipment, net                           457,625                       457,625

Intangibles and other assets                          105,642                       105,642

              Total assets                         $1,252,350   $                $1,252,350


Liabilities and Shareholders  Equity
Current liabilities
           Notes payable and current maturities
             of long-term liabilities              $   35,576   $                $   35,576
           Accounts payable                           192,146                       192,146
           Accrued liabilities                        146,326                       146,326
              Total current liabilities               374,048                       374,048

Long-term liabilities
           Notes and debentures                       292,000     19,941  (1)       311,941
           Other long-term liabilities                 69,940                        69,940
              Total long-term liabilities             361,940     19,941            381,881
Deferred income taxes                                  33,329                        33,329

Redeemable preferred stocks                           407,426   (407,426) (2)            -

Common stock                                              380        119  (3)           499
Additional paid-in capital                             83,106    402,161  (3)       485,267
Accumulated deficit                                    (7,879)   (14,795) (4)       (22,674)

              Total liabilities and
                shareholders' equity               $1,252,350   $     -          $1,252,350





        See Notes to Pro Forma Financial Information.
                                                F-3


                                 Consolidated Statements of Operations
                                     The Neiman Marcus Group, Inc.
                              (In thousands except for per share amounts)

                                                        Year ended August 3, 1996
                                                   Historical   Adjustments      Pro Forma

Revenues                                           $2,075,003   $                $2,075,003

Costs of goods sold including buying
           and occupancy costs                      1,416,296                     1,416,296
Selling, general and administrative
  expenses                                            485,533                       485,533
Corporate expenses                                     13,719                        13,719

Operating earnings                                    159,455                       159,455

Interest expense                                      (28,228)       430  (5)       (27,798)

Earnings before income taxes                          131,227        430            131,657
Income tax expense                                    (53,803)      (176) (6)       (53,979)

Net earnings                                           77,424        254             77,678

Dividends and accretion on
           redeemable preferred stocks                (29,104)    29,104  (7)            -

Net earnings applicable to
           common shareholders                     $   48,320   $ 29,358         $   77,678


Weighted average number of common and
           common equivalent shares outstanding        38,218     11,857  (8)        50,075

Amounts per share applicable to
           common shareholders:
Net earnings                                       $     1.26                    $     1.55










        See Notes to Pro Forma Financial Information.





   THE NEIMAN MARCUS GROUP, INC.
   NOTES TO PRO FORMA FINANCIAL INFORMATION
   AS OF AND FOR THE YEAR ENDED AUGUST 3, 1996



   (1)     Reflects the incremental borrowings required to fund the Cash
           Payment.

   (2)     Reflects the Repurchase.

   (3) Reflects the issuances of 8.0 million shares to the public and 3.9 million shares to Harcourt General, for $267.3 million and $135.0 million, respectively.

   (4) Reflects the reduction of common shareholder's equity of $8.6 million and accrued dividends and accretion of $6.2 million.

   (5)     Reflects a reduction of $.4 million of interest expense.

   (6) Reflects the incremental income taxes payable attributableto the reduced interest expense, at the Company's effective tax rate.

   (7) Reflects the elimination of dividends and accretion on the redeemable preferred stocks.

   (8) Reflects the 11.9 million shares of common stock issued in the Offering and Repurchase.































                                  SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE NEIMAN MARCUS GROUP, INC.



Date:  November 25, 1996                  By: /s/ Eric P. Geller
                                              Eric P. Geller
                                              Senior Vice President, General
                                                Counsel and Secretary